SEPARATION AGREEMENT

            THIS SEPARATION AGREEMENT (this "Separation Agreement") is entered into this 22nd day of November, 1999, by THE MIIX GROUP, INCORPORATED (the "MIIX Group") and NEW JERSEY STATE MEDICAL UNDERWRITERS, INC. (the "Underwriter"), in each case, including their respective subsidiaries, affiliates, officers, directors, agents, employees, successors and assigns (hereinafter referred to, collectively, as the "Company"), and DANIEL GOLDBERG, including his successors, assigns and estate (hereinafter referred to, collectively, as the "Executive"). The Company and the Executive are hereinafter referred to, collectively, as the "Parties".

                              W I T N E S S E T H:

            WHEREAS, the Parties have entered into an Employment Agreement, dated as of October 9, 1998 (the "Employment Agreement"), pursuant to which the Company employees the Executive; and

            WHEREAS, the Company has determined to terminate the employment of the Executive under the Employment Agreement without cause; and

            WHEREAS, the Executive has been and is entitled to certain payments, benefits and distributions under the Employment Agreement as well as certain other agreements and plans (as hereinafter defined) to which the Parties are party and which the Parties hereby wish to clarify and set forth;

            NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

      1. Termination of Employment: Pursuant to Section 5.4 of the Employment Agreement, the Executive's salaried employment with the Company together with all accompanying benefits of employment shall be deemed terminated, without cause, on November 15, 1999 (the "Termination Date"). The Executive shall perform no further services for and shall have no authority to act on behalf of the Company after the Termination Date.

            The Parties acknowledge and agree that the Executive is entitled to various benefits upon termination of employment under the various benefit plans established by the Company as well as under certain agreements to which the Executive and the Company are a party which are identified as Schedule 1 annexed hereto and a part hereof. The Parties hereby restate those benefits together with any modifications thereto which the Parties have mutually agreed upon.

            It is agreed that the Executive shall not be considered an employee of the Company after the Termination Date; accordingly, any and all benefits of employment which are not expressly provided for herein shall not accrue to the Executive after the Termination Date.

      2. Separation Payments: Subject to the Executive's acceptance and compliance with all of the terms and conditions set forth in this Separation Agreement, the Company shall pay to the Executive the following payments:

            (i) the amount of $28,148.46, representing the accrued but unused vacation time to which the Executive is entitled, payable to the Company in a lump sum as soon as practicable after the execution hereof, less applicable deductions, including, without limitation, federal and state withholding;

            (ii) the amount of $820,307.92, representing Base Salary payable from the Termination Date through October 8, 2001, of which $495,307.92 shall be paid by the Company as soon as practicable after the execution hereof and $325,000 shall be paid as soon as practicable after January 1, 2001, less applicable deductions, including, without limitation, federal and state withholding; and

            (iii) the amount of $250,000, representing 1999 bonus compensation through the Termination Date pursuant to the Company's Cash Incentive Program, which shall be paid in a lump sum as soon as practicable after the execution hereof, less applicable deductions, including, without limitation, federal and state withholding.

      3. Benefits: In addition to the foregoing payments to be made by the Company to the Executive, the Executive shall be entitled to the following:

            (i) continuation of insurance coverage for the Executive and his dependents, to the extent applicable, under the Company's standard health, life and disability plans and programs as now or as may be in effect for a period of eighteen (18) months following the Termination Date;

            (ii) twenty-five thousand (25,000) shares of The Bancorp.com common stock purchased by the Company for the benefit of the Executive under the Company's Deferred Compensation Plan at a purchase price of $250,000, which shall be transferred to the Executive as soon as practicable after January 1, 2000;

            (iii) the value of amounts held for the benefit of the Executive under the Company's Deferred Compensation Plan (which at the Termination Date is equal to $818,446 and shall be increased or decreased in correlation with the performance of MIIX Group common stock), on March 20, 2000 and payable in a lump sum in cash on such date, less applicable deductions, including, without limitation, federal and state withholding;

            (iv) the termination by the Company of the Collateral Agreement, dated September 12, 1996, made by the Executive for the benefit of the Company with respect to certain rights of the Executive under the Phoenix Home Life policy issued in the Executive's name pursuant to the Supplemental Executive Insurance Plan, which shall be effected as soon as practicable after January 1, 2000;

            (v) the amounts representing the value of the Executive's vested benefits under the Company's Defined Benefit Plan which shall be paid out in accordance with such Plan;

            (vi) the amounts representing vested benefits under the Company's 401K Plan which shall be directed to such account or accounts as shall be designated by the Executive;

            (vii) options to purchase 43,750 shares of MIIX Group common stock,
                  $.01 par value per share, which, on the Termination Date, are fully vested, shall be deemed exercised on March 20, 2000 and the Company shall redeem the share issuable pursuant to such exercise by paying to the Executive a price per share equal to the difference of the market price of such shares over the exercise price on March 20, 200, less applicable deductions, including, without limitation, federal and state withholding, and the balance of the non-vested options granted by the Company to the Executive pursuant to the 1998 Long Term Incentive Equity Plan (i.e., options to purchase 131, 250 shares) shall be forfeited by the Executive and shall be deemed void and of no further effect;

           (viii) a certificate representing 6,692 shares of MIIX Group common stock, $.01 par value per share, which, on the Termination Date, are fully vested, shall be issued to the Executive as soon as practicable after the execution hereof, and the balance of the non-vested shares granted by the Company to the Executive pursuant to the 1998 Long Term Incentive Equity Plan (i.e., 20,078 shares) shall be forfeited by the Executive, who shall have no further right or interest therein; and

           (ix) title to the 1999 Lexus LS400 automobile purchased for the Executive's use shall be transferred to the Executive as soon as practicable after the execution hereof.

                  The Executive acknowledges and agrees that in consideration of the foregoing payments and other benefits, except as provided in the foregoing, the Executive shall have no further rights or entitlements under any agreement or benefit plan of the Company including, but not limited to, those agreements and plans identified on Schedule 1 hereto.

      4. Stock Purchase and Loan Agreement: Pursuant to the terms of Paragraph 1.9 of the Stock Purchase and Loan Agreement, dated June 22, 1999 (the "Stock Purchase Agreement"), between the Company and the Executive, the Executive's obligation to pay the promissory note executed in connection with the stock purchase which is the subject of such Stock Purchase Agreement is hereby extended, to be paid, together with accrued interest thereon, at the Executive's option, on or prior to June 22, 2004; provided however, that all other terms of the Stock Purchase Agreement and the promissory note executed in connection therewith including, without limitation, the provision relating to collateral contained in paragraph 3, shall remain in full force and effect. Any and all dividends which may be declared with respect to the stock which is the subject of the Stock Purchase Agreement shall be payable to the Executive upon declaration and payment thereof.

      5. Restriction on Securities: The Executive acknowledges that certain or all of the securities of the Company which he may currently own or which he may be entitled to receive or purchase pursuant to the benefits set forth herein are subject to restrictions on the transferability thereof as a result of applicable law and the agreements pursuant to which such securities were acquired.

      6. Resignations from Boards of Directors and Officerships: The Executive agrees, effective with the Termination Date, that he hereby resigns from all of his positions as a member of the Board of Directors and as an officer of the Company and of any of its subsidiaries and/or affiliates and that the Executive shall execute any and all further documentation reasonably requested by the Company to evidence such resignations.

      7. Release by the Executive: Except as otherwise expressly provided in this Separation Agreement, the Executive hereby releases and forever discharges the Company from any and all causes of action, claims or demands, known or unknown, up to the date of this Separation Agreement, limited to, (i) those relating to any obligation or liability of the Company to the Executive under the Employment Agreement or the agreements and plans identified on Schedule 1 hereto; (ii) those relating to his employment with the Company or the termination thereof; (iii) those in tort including, but not limited to, those for wrongful or retaliatory discharge in violation of public policy or defamation;
            (iv) those in contract, whether express or implied; (v) those under any Company policy, procedure or benefit plan; or (vi) those under any federal, state or local law, including but not limited to Title VII of the Civil Rights Act, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the Employment Retirement Income Security Act, the Conscientious Employee Protection Act and the New Jersey Law Against Discrimination. The Executive gives up any claim to reinstatement and will not apply for re-employment with the Company.

      8. Release by the Company: Except as otherwise expressly provided in this Separation Agreement, the Company hereby releases and forever discharges the Executive from any and all causes of action, claims or demands, known to it, up to the Termination Date, limited to, those relating to any obligation or liability of the Executive to the Company under the Employment Agreement or the agreements and plans identified on Schedule 1 hereto.

      9. Complete Consideration: The Executive acknowledges and agrees that the above-described consideration is the total consideration which the Executive shall receive from the Company and that he is not entitled to any additional payments or consideration of any kind whatsoever under any agreement with the Company or the Company's policies or benefit plans.

      10. Confidentiality/Return of Confidential Information: The Executive acknowledges that he is bound by the confidentiality provisions contained in Section 6 of the Employment Agreement, which provide, among other things, that the Executive shall not disclose or use any of the Company's trade secrets, data, know-how, designs, formulas, developmental or experimental work, claims, defenses and recovery methods and procedures and broker and agent relationships, computer programs, proprietary information bases and systems, databases, customer lists, business plans, financial information of or about the Company, in each case, whether such information is of a technical or commercial or other nature. The Executive further acknowledges and agrees that he is bound by the provisions of
            Section 7 of the Employment Agreement pursuant to which the Executive immediately shall deliver to the Company all documents and materials containing confidential information relating to the business or affairs of the Company and all other documents, materials and other property belonging to the Company that are in the Executive's possession or under the Executive's control.

      11. Non-Competition by Executive: The Executive acknowledges and agrees that he is bound by the provisions of Section 8 of the Employment Agreement pursuant to which, for a period of one (1) year from and after the Termination Date, he shall not, directly or indirectly, whether for compensation or not, own, manage, operate, join, control or participate in, or be connected as a stockholder, officer, employee, partner, creditor, guarantor, advisor or otherwise, with a competitor (as defined in the Employment Agreement), provided, however, that the Executive shall not be prevented from investing his assets in such form or manner as will not require services on the part of the Executive in the operations of the businesses in which such investments are made and provided any such business is publicly owned and the interest of the Executive therein is solely that of an investor owning not more than five (5%) percent of the outstanding equity securities of any such business. The Executive further acknowledges and agrees that, for a period of six (6) months from and after the Termination Date, the Executive shall not offer employment or otherwise solicit as a director, officer, employee, agent or in any other capacity any person or persons who are employed by the Company or who were at any time (within six (6) months prior to the Termination
            Date) employed by the Company or otherwise interfere with the relationship of the Company with such persons or of the Company's vendors or customers, or request or cause any employees, vendors or customers of the Company to alter, cancel or terminate any business relationship between any such parties and the Executive further agrees not to make any disparaging remarks or negative comments about the Company, its business practices or its personnel matters.

      12. Reasonableness of Terms/Injunctive Relief: Each Party hereto acknowledges and agrees that the provisions set forth herein are reasonable and properly required for the protection of both Parties. Each Party further acknowledges that any breach of these provisions would expose the other Party to substantial and irreparable loss, and either Party may enforce such provisions as well as this Separation Agreement by injunctive or other equitable relief as necessary.

      12. Executive's Breach of this Separation Agreement: The Executive agrees that in the event of a violation of any provision of this Separation Agreement by the Executive, in addition to any and all other equitable and legal remedies which may be available to it, the Company shall be entitled to withhold any payment or other benefits to be made or provided by it to the Executive under this Separation Agreement and/or shall be entitled to recover the payments already made to the Executive in accordance with the terms hereof, together with any and all attorneys' fees incurred in connection therewith. The Executive acknowledges that the Company's remedies are a reasonable measure of compensation for breach of this Separation Agreement, and are not punitive in nature.

      13. No Admission: Each Party acknowledges that nothing contained in this Separation Agreement is intended to constitute an admission on the part of either Party of a violation of any law or of any liability whatsoever. Accordingly, this Separation Agreement shall not be admissible as evidence in any proceeding as an admission, but only in a proceeding to enforce its terms.

      14. Further Actions: Each of the Parties shall use such Party's reasonable best efforts to take such actions as may be necessary or reasonably requested by the other Party hereto to carry out and consummate the transactions contemplated by this Separation Agreement.

      15. Governing Law: This Separation Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflict of law principles thereof. Except in the event of a breach or threat of breach of either of Sections 10 or 11 hereof, any controversy or claim arising out of or relating, directly or indirectly, to this Separation Agreement or the breach thereof shall be finally and conclusively settled by arbitration in New Jersey in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in force, and judgment upon the award by the arbitrator(s) may be entered in any court having jurisdiction thereof.

      16. Severability: Should any provisions of this Separation Agreement be held to be illegal, void or unenforceable, such provision shall be of no force and effect. However, the illegality or unenforceability of any such provision shall have no effect upon, and shall not impair the enforceability of, any other provision of this Separation Agreement.

      17. Entire Agreement: This Separation Agreement contains the complete understanding between the Company and Executive, and no other promises or agreements shall be binding unless in writing and signed by such parties.

      18. Counterparts: This Separation Agreement may be executed in counterparts, each of which shall be deemed to constitute an original and all of which taken together shall constitute one and the same instrument.

By signing below, the Company and the Executive acknowledge and agree that they have carefully read and understand the terms of this Separation Agreement, enter into this Separation Agreement knowingly, voluntarily and of their own free will, understand its terms and significance and intend to abide by its provisions without exception.

      IN WITNESS WHEREOF, the Parties hereto have executed this Separation Agreement as of the date indicated opposite their respective names.


Date:
       11/22/99                          /s/ Daniel Goldberg
----------------------              ------------------------------------------
                                                  Daniel Goldberg


                                    THE MIIX GROUP, INCORPORATED

Date:
       11/30/99                     By: /s/ Kenneth Koreyva
----------------------                  --------------------------------------
                                        Name:  Kenneth Koreyva
                                        Title: Acting CEO


                                    NEW JERSEY STATE MEDICAL UNDER-WRITERS, INC.

Date:
       11/30/99                     By: Kenneth Koreyva
----------------------                  --------------------------------------
                                        Name:  Executive Vice-President
                                        Title:

                                                                      Schedule 1

                              PLANS AND AGREEMENTS

      1.    New Jersey State Medical Underwriters, Inc. Defined Benefit Plan.

      2.    New Jersey State Medical Underwriters, Inc. 401K Plan

      3. New Jersey State Medical Underwriters, Inc. Supplemental Executive Insurance Plan Restricted Split Dollar Life Insurance Agreement.

                        and

            Limited Payment Whole Life Policy issued by Phoenix Home Life Mutual Insurance Company (policy No. 2 693 161)

      4.    New Jersey State Medical Underwriters, Inc. Deferred Compensation
            Plan

      5.    The MIIX Group, Incorporated Cash Incentive Plan

      6.    The MIIX Group, Incorporated 1998 Long Term Incentive Equity Plan